INVESTMENT HIGHLIGHTS

PORTFOLIOS

FINANCIAL INFORMATION
     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT
     FINANCIAL STATEMENTS
     FINANCIAL HIGHLIGHTS
     NOTES TO FINANCIAL STATEMENTS

                            MESSAGE TO ANNUITY OWNERS


     On the whole, 1995 was a magnificent year for investors. The first half of the year saw the stock market soar to unprecedented levels, and that prosperity continued through year-end. Across the board, the bond market improved dramatically, and a long-term approach to investing coupled with patience, paid off for Composite Variable Annuity owners.
     The Growth portfolio was deliberately overweighted in finance and health care, and had good exposure to technology throughout the year. It had several stocks with particularly large gains in 1995 and, as expected, most of the Portfolio's holdings raised their dividends at rates in excess of inflation in 1995. In the coming year, we plan to sustain a slight overweighting in health care, finance, and defense-aerospace industries. We believe our investors will be best served by our long-term philosophy of balancing risk and return to achieve the Portfolio's primary objective of long-term capital growth.
     The Northwest Portfolio also saw a change in 1995. While it rose a respectable 26.03% for the year, shareholders approved a proposal in December to change the manner in which the Portfolio intends to meet its investment objective. Still exclusively dedicated to investing in companies located or doing business in the Northwest, the Portfolio will no longer be limited only to those companies comprising the Northwest 50(R) Index. All told, we see a number of significant positive elements in the Northwest economy, including a turnaround in the aerospace cycle, a strong base of technology companies, and our proximity to the growing Pacific Rim economies. The new flexibility will allow us to capitalize on these circumstances.
     Led by the bond market as a whole, the Income Portfolio produced overall fixed income returns which were the best in almost a decade. The intermediate maturity profile of the Portfolio was especially beneficial this year, as it aided in generating both substantially greater returns and an increased net asset value per share. During the year, the Portfolio upgraded the average credit-quality of its securities to Aa2/AA as rated by Moody's and Standard & Poor's, respectively. It is anticipated, however, that the market over the next year will provide an opportunity to capture potential increases in yields from bonds with slightly lower credit-quality.
     Although the volatility of the market precludes our making any claims about seeing this kind of performance repeat itself in the coming year, certain factors give us confidence that the years ahead should be rewarding for investors. One of them is a trend toward controlled inflation. Another is the increased awareness among the aging baby boom generation of the need to prepare for retirement. As the baby boomers commit larger proportions of their resources to financial markets, not only should they achieve their retirement goals, but they can be expected, in so doing, to stimulate the markets in general.
     The Composite Variable Annuity has many advantages which we believe will serve you well in the years to come. Should you have any questions, I urge you to contact your investment representative for helpful information.
     We appreciate your business and the confidence you have placed in us.
--------------------------------------------------------------------------------
FOOTNOTES TO INVESTMENT PERFORMANCE CHARTS ON PAGES 3, 4, AND 5.

     INVESTMENT RETURNS AND PRINCIPAL VALUES OF PORTFOLIO SHARES WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     COMPARISONS TO PORTFOLIO PERFORMANCE ON THE FOLLOWING PAGES INCLUDE THE CONSUMER PRICE INDEX (CPI) AS A MEASURE OF CHANGE IN CONSUMER PRICES AS DETERMINED BY THE U.S. BUREAU OF LABOR STATISTICS, THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500), WHICH IS CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET, AND THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX (LGCB), WHICH IS CONSIDERED REPRESENTATIVE OF THE U.S. GOVERNMENT AND CORPORATE BOND MARKETS. THESE INDICES ARE UNMANAGED AND DO NOT REFLECT ACTUAL INVESTMENT-RELATED EXPENSES INCURRED BY THE PORTFOLIOS WITH WHICH THEY ARE COMPARED. AVERAGE ANNUAL TOTAL RETURNS AND GRAPH VALUES INCLUDE CHANGES IN SHARE PRICE, AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.
     PERFORMANCE INFORMATION IS PRESENTED SINCE THE COMMENCEMENT OF OPERATIONS OF EACH PORTFOLIO WHICH IS JUNE 1987 FOR THE INCOME AND GROWTH PORTFOLIOS AND JANUARY 1993 FOR THE NORTHWEST PORTFOLIO.

                              INVESTMENT HIGHLIGHTS
                   COMPOSITE DEFERRED SERIES GROWTH PORTFOLIO

     The equity market, to use the vernacular of the street, was "red hot" this past year and the Composite Deferred Series Growth Portfolio shared in that performance. Total return for the year ended December 31, 1995, was 33.70% before sales charges. The best performing industry sectors were technology, finance and portions of health care. The Portfolio was purposely overweighted in finance and health care and had selective exposure to technology throughout the year.
     The Portfolio had several stocks with particularly large gains throughout the year, including Barra, Merck, Hewlett Packard, Johnson & Johnson, and Federal Home Loan Mortgage Corporation. The largest position throughout the year, West One Bancorp, performed particularly well. Its operations proved irresistible to U.S. Bancorp who acquired it to form a more powerful bank. In contrast, in the health care industry, for example, a number of the Portfolio's holdings including FHP, Caremark, and Manor Care underperformed the market, very likely because of fears of cuts in Medicaid reimbursements to the companies. Notwithstanding the recent performance of these companies, we believe in the long-term viability of the sector. As expected, most of the Portfolio's holdings raised their dividends at rates in excess of inflation in 1995.
     Looking ahead, we expect to maintain a slight overweighting in health care, finance and defense-aerospace industries, and to maintain our underweighting in the consumer durable sector. Although we continue to anticipate an environment of slowing corporate earnings, we expect merger and consolidation activity to remain high as companies continue to structure their businesses to remain competitive globally. Cyclical stocks may become good buys if the Federal Reserve lowers interest rates materially in 1996.
     We are long-term investors and avoid the risks associated with trading stocks for a quick profit. Rather, we seek rewards from the growth of the businesses in our portfolio. The Portfolio's investment strategy will continue to focus on buying sound businesses when they represent good value. Over the long term, we believe you will be well served by our philosophy of buying good businesses at attractive valuation levels. This approach is at the heart of our investment philosophy, balancing risk and return to achieve the Portfolio's primary objective of long-term capital growth.

   Investment Performance - Growth Portfolio - Periods Ended December 31, 1995
           Ending Value of $10,000 invested since inception on 6/30/87

               COMPOSITE DEFERRED      STANDARD & POOR'S       CONSUMER
                     GROWTH                 500 INDEX         PRICE INDEX
               ------------------      -----------------     ------------
 6/30/87       $10,000                 $10,000               $10,000
12/31/87       $ 8,951                 $ 8,263               $10,167
12/31/88       $10,611                 $ 9,631               $10,617
12/31/89       $11,778                 $12,675               $11,110
12/31/90       $11,194                 $12,288               $11,789
12/31/91       $14,095                 $16,032               $12,150
12/31/92       $15,582                 $17,253               $12,502
12/31/93       $16,761                 $18,992               $12,846
12/31/94       $17,217                 $19,243               $13,189
12/31/95       $23,019                 $26,474               $13,524


                                                                   FUND LIFE
                                   ONE YEAR        FIVE YEARS     (SINCE 6/87)
                                 -------------    -------------  ---------------
Average Annual Total Returns     33.70%           15.51%         10.23%

Past performance cannot predict future results.

AN INVESTMENT IN THIS PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT WOULD HAVE RESULTED IN AVERAGE ANNUAL TOTAL RETURNS OF 23.76%, 13.46% AND 8.85% OVER ONE YEAR, FIVE YEARS AND SINCE INCEPTION, RESPECTIVELY. THESE RETURNS ARE AFTER ALL FEES AND CHARGES AND ASSUME PAYMENT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE WHICH RANGES FROM 7% TO 0%. PLEASE SEE FOOTNOTE ON PAGE 2.

                              INVESTMENT HIGHLIGHTS
                  COMPOSITE DEFERRED SERIES NORTHWEST PORTFOLIO

     Composite Deferred Series Northwest Portfolio rose a respectable 26.03% before sales charges, for the year ended December 31, 1995 - less than the unmanaged S&P 500 Stock Index which had a return of 37.58% for the year.
     The most robust sectors in the Portfolio were technology and finance. Microsoft, one of the portfolio's largest holdings, was a star performer with a total return of 43.6% during the year. Other successful technology stocks in our portfolio include Lattice Semiconductor (up 94.8%) and Tektronix (up 45.3%). West One Bancorp saw its stock rise 95.6% during the year as it agreed to be acquired by U.S. Bancorp (another Portfolio holding), which rose 54.3%. Fickle consumers and excessive expansion of stores caused retailing to be a poor performing industry. The retail-wholesale sector underperformed the market averages. Fred Meyer was the Portfolio's lowest performing retailing stock, sinking 26.8% in 1995.
     We see a number of significant positive elements in the Northwest economy, including a turnaround in the aerospace cycle, a strong base of technology companies, and our proximity to the growing Pacific Rim economies. We are somewhat cautious, however, about the stock market given its stellar performance this past year. While a short-term correction sometime in the next year would not startle us, we believe the attempts of short-term market timing are generally fruitless. Rather, despite inevitable market fluctuations, we much prefer investing for the long term in companies whose growth potential appears attractive.
     On December 15, 1995, annuity owners approved a proposal to change the manner in which the portfolio intends to meet its investment objective. While we will continue to invest exclusively in Northwest companies, we will no longer be limited to those companies comprising the Northwest 50(R) Index. This new flexibility will enable us to construct a diversified portfolio that can be fully managed. Consequently, a few changes to the portfolio were made in the last two weeks of the year, and more can be anticipated in 1996. Among the immediate changes were the elimination of Univar and Wholesome and Hearty Foods from the Portfolio. Modest positions were taken in several technology companies, including Merix, a manufacturer of complex circuit boards based in Forest Grove, Oregon, and Adaptive Solutions, a Beaverton, Oregon company with exciting technology in super-fast computer co-processors. We continue to believe that the Northwest offers excellent investment opportunities, and we will be working hard to participate in many of them.

Performance Information - Northwest Portfolio - Periods Ended December 31, 1995
           Ending Value of $10,000 invested since inception on 1/4/93

             COMPOSITE DEFERRED NORTHWEST        S&P 500               CPI
             ----------------------------      ------------        ------------
12/31/92     $10,000                           $10,000             $10,000
12/31/93     $10,293                           $11,008             $10,275
12/31/94     $10,178                           $11,153             $10,550
12/31/95     $12,827                           $15,344             $10,817

                                                    FUND LIFE
                                   ONE YEAR        (THREE YEARS)
                                 -------------     -------------
Average Annual Total Return         26.03%             8.69%

Past performance cannot predict future results.

AN INVESTMENT IN THIS PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT WOULD HAVE RESULTED IN AN AVERAGE ANNUAL TOTAL RETURN OF 16.70% AND 5.76% OVER ONE YEAR AND SINCE INCEPTION, RESPECTIVELY. THESE RETURNS ARE AFTER ALL FEES AND CHARGES AND ASSUME PAYMENT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE WHICH RANGES FROM 7% TO 0%. PLEASE SEE FOOTNOTE ON PAGE 2.

                              INVESTMENT HIGHLIGHTS
                   COMPOSITE DEFERRED SERIES INCOME PORTFOLIO

     Led by the bond market as a whole, Composite Deferred Series Income Portfolio produced significant returns in 1995. A host of factors, including reduced government spending, large domestic productivity gains, and slower worldwide economic growth, were largely responsible for low inflation, falling interest rates and stable to improving corporate credit-quality. This, in turn, produced overall fixed income returns that were the best in almost a decade.
     By combining an asset mix of principally corporate bonds, mortgage-backed securities, and Treasury notes with an intermediate-maturity profile (currently 10 years), the Portfolio seeks to accomplish its objectives of providing a high level of current income consistent with protection of shareholders' capital.
     The intermediate-maturity profile of the Portfolio was especially beneficial this year as it aided us in generating both substantially greater returns and an increased net asset value per share. The higher income-producing positions in the Portfolio (corporate bonds and mortgage-backed securities, for example) provided extra yield while the diversification within those sectors proved positive as the number of improving situations offset the laggards.
     During the year the Portfolio upgraded credit-quality to Aa2/AA as rated by Moody's and Standard & Poor's, respectively. This is at the upper end of the Portfolio's spectrum. It is anticipated, however, that the market over the next year will provide us an opportunity to capture potential increases in yields from boonds with slightly lower credit-quality. In taking any such action, we will continue to carefully evaluate risk/reward characteristics of securities in our search for the best relative value.
     Especially in times like this, we believe our Income Portfolio offers an important advantage over callable bonds. Should the issuer elect to redeem its bonds before maturity, investors find it difficult - if not impossible - to reinvest for similar returns. With approximately 85% of the Portfolio currently invested in non-callable bonds, it remains well structured to avoid the substantial risk of bonds being called or refinanced in the lower rate environment we see ahead.
     The Portfolio's adherence to its investment practices allows those with longer-term time horizons to survive the inevitable market corrections such as experienced in 1994 and to participate in gains such as those provided this past year. This, we submit, is the very essence of mutual fund investing. And it is why Composite Deferred Series Income Portfolio continues to pursue a course designed to provide long-term value.

  Performance Information - Income Portfolio - Periods Ended December 31, 1995
          Ending Value of $10,000 invested since inception on 6/30/87


               COMPOSITE DEFERRED           LEHMAN GOVERNMENT/      CONSUMER
                     INCOME               CORPORATE BOND INDEX    PRICE INDEX
               ------------------         --------------------    -----------
 6/30/87            $10,000                     $10,000             $10,000
12/31/87            $10,214                     $10,274             $10,167
12/31/88            $11,203                     $11,053             $10,617
12/31/89            $12,315                     $12,627             $11,110
12/31/90            $13,373                     $13,673             $11,789
12/31/91            $15,498                     $15,877             $12,150
12/31/92            $16,570                     $17,081             $12,502
12/31/93            $18,230                     $18,966             $12,846
12/31/94            $17,414                     $18,300             $13,189
12/31/95            $20,872                     $21,821             $13,524


                                                                      FUND LIFE
                                   ONE YEAR        FIVE YEARS       (SINCE 6/87)
                                 -------------   ---------------    -------------
Average Annual Total Return         19.86%            9.31%              9.15%

Past performance cannot predict future results.

AN INVESTMENT IN THIS PORTFOLIO THROUGH A COMPOSITE VARIABLE ANNUITY CONTRACT HAVE RESULTED IN AVERAGE ANNUAL TOTAL RETURNS OF 10.95%, 7.37% AND 7.83% OVER ONE YEAR, FIVE YEARS, AND SINCE INCEPTION, RESPECTIVELY. THESE RETURNS ARE AFTER ALL FEES AND CHARGES AND ASSUME PAYMENT OF THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE WHICH RANGES FROM 7% TO 0%. PLEASE SEE FOOTNOTE ON PAGE 2.

                      COMPOSITE DEFERRED SERIES PORTFOLIOS
COMPOSITE
DEFERRED
SERIES, INC.

PORTFOLIOS OF
INVESTMENTS
IN SECURITIES
DECEMBER 31,
1995

GROWTH PORTFOLIO


        PRINCIPAL                                                                      MARKET
         AMOUNT                                                                        VALUE
     ----------------                                                            -----------------
                        CONVERTIBLE CORPORATE BONDS - 2.95%
                                 COMMUNICATIONS - 0.69%
      $  160,000        LDDS Communications, 5.00%, due 08/15/2003 ............. $   168,800
                                                                                 -----------------
                                      MEDIA - 0.63%
         450,000        Time Warner, Inc., Zero coupon, due 12/17/2012 .........     155,250
                                                                                 -----------------
                                     RETAIL - 0.80%
         245,000        Michael Stores, 4.75%, due 01/15/2003 ..................     196,000
                                                                                 -----------------
                        TRANSPORTATION & EQUIPMENT 0.83%
         200,000        Airborne Freight, 6.75%, due 08/15/2001 ................     201,750
                                                                                 -----------------
                        TOTAL CONVERTIBLE CORPORATE BONDS (cost $692,101) ......     721,800
                                                                                 -----------------



         SHARES
      ------------
                             COMMON STOCKS - 93.59%
                           AEROSPACE/DEFENSE - 7.98%
         6,700          Boeing Company .........................................     525,113
         8,450          Lockheed Martin Corporation ............................     667,550
        11,900          Loral Corporation ......................................     420,962
         7,140          Raytheon  Company ......................................     337,365
                                                                                 -----------------
                                                                                    1,950,990
                                                                                 -----------------
                              BANK/FINANCE - 13.45%
         6,620          Federal Home Loan Mortgage Corporation .................     552,770
         6,400          First Security Corporation .............................     246,400
         5,000          Franklin Resources, Inc. ...............................     251,875
         5,900          J.P. Morgan & Company, Inc. ............................     473,475
         8,314          Legg Mason, Inc. .......................................     228,635
         7,907          Mellon Bank Corporation ................................     425,001
        13,180          Norwest Corporation ....................................     434,940
         5,500          State Street Boston Corporation ........................     247,500
        12,789          U.S. Bancorp Oregon ....................................     430,030
                                                                                 -----------------
                                                                                    3,290,626
                                                                                 -----------------
                                BEVERAGES - 3.10%
          8,200         Coca Cola Femsa, S.A., American Depository Receipt .....     151,700
          5,200         PepsiCo, Inc. ..........................................     290,550
          9,100         Seagram Company, Ltd. ..................................     315,087
                                                                                 -----------------
                                                                                      757,337
                                                                                 -----------------
                           BUILDING & FOREST PRODUCTS - 2.32%
          7,000         Rayonier, Inc. .........................................     233,625
          7,700         Weyerhaeuser Company ...................................     333,025
                                                                                 -----------------
                                                                                      566,650
                                                                                 -----------------
                              CAPITAL GOODS - 2.47%
          2,900         Emerson Electric Company ...............................     237,075
          5,100         General Electric Company ...............................     367,200
                                                                                 -----------------
                                                                                      604,275
                                                                                 -----------------
                                CHEMICALS - 1.32%
         10,700         Nalco Chemical Company .................................     322,337
                                                                                 -----------------
                       COMPUTER SYSTEMS & SOFTWARE - 4.03%
         19,400         Barra, Inc.* ...........................................     329,800
          5,050         Microsoft Corporation* .................................     443,138
         14,600         Sequent Computer Systems, Inc.* ........................     211,700
                                                                                 -----------------
                                                                                      984,638
                                                                                 -----------------
                            CONSUMER DURABLES - 1.37%
         10,000         Fleetwood Enterprises ..................................     257,500
          4,600         Castle & Cooke, Inc. ...................................      77,050
                                                                                 -----------------
                                                                                      334,550
                                                                                 -----------------
                     CONSUMER NON-DURABLES/SERVICES - 4.70%
          10,200        Alberto Culver Company, Class A ........................     311,100
           4,800        Colgate Palmolive Company ..............................     337,200
           3,600        Nike, Inc. .............................................     250,650
           3,000        Proctor and Gamble Company .............................     249,000
                                                                                 -----------------
                                                                                    1,147,950
                                                                                 -----------------
                           ELECTRONICS/GENERAL - 2.90%
           5,500        Arrow Electronics, Inc.* ...............................     237,188
           6,800        DSC Communications Corporation* ........................     250,750
           2,640        Hewlett-Packard Company ................................     221,100
                                                                                 -----------------
                                                                                      709,038
                                                                                 -----------------
                       ELECTRONICS/SEMI-CONDUCTORS - 1.73%
           7,400        Motorola, Inc. .........................................     421,800
                                                                                 -----------------
                                  FOODS - 3.26%
           5,250        Campbell Soup Company ..................................     315,000
          13,800        Dole Food Company ......................................     483,000
                                                                                 -----------------
                                                                                      798,000
                                                                                 -----------------
                            HEALTH & MEDICAL - 11.60%
           7,700        Abbott Laboratories ....................................     321,475
           6,300        Bausch & Lomb, Inc. ....................................     249,638
          19,737        Caremark International, Inc. ...........................     357,733
          12,100        FHP International Corporation* .........................     344,850
           5,600        Forest Laboratories, Inc*. .............................     253,400
           3,950        Johnson & Johnson ......................................     338,219
          14,600        Manor Care, Inc. .......................................     511,000
           7,000        Merck & Company, Inc. ..................................     460,250
                                                                                 -----------------
                                                                                    2,836,565
                                                                                 -----------------
                      INDUSTRIAL PRODUCTS/SERVICES - 1.45%
           9,600        Crane Company ..........................................     354,000
                                                                                 -----------------
                                INSURANCE - 3.56%
           3,600        American International Group, Inc. .....................     333,000
          12,250        Integon Corporation ....................................     252,656
           9,700        Penncorp Financial Group, Inc. .........................     284,938
                                                                                 -----------------
                                                                                      870,594
                                                                                 -----------------
                                MACHINERY - 0.16%
           1,000        Applied Materials, Inc. ................................      39,375
                                                                                 -----------------
                            NATURAL GAS/OILS - 7.80%
           9,000        Burlington Resources, Inc. .............................     353,250
           3,000        Exxon Corporation ......................................     240,375
           3,175        Mobil Corporation ......................................     355,600
          11,600        Occidental Petroleum Corporation .......................     247,950
           7,000        Phillips Petroleum Company .............................     238,875
           5,800        Shell Transport & Trading Company, American
                        Depository Receipt .....................................     471,975
                                                                                 -----------------
                                                                                    1,908,025
                                                                                 -----------------
                            POLLUTION CONTROL - 1.38%
          13,400        Donaldson Company, Inc. ................................     336,675
                                                                                 -----------------
                      REAL ESTATE INVESTMENT TRUSTS - 4.02%
           7,100        Health Care Property Investors, Inc. ...................     249,387
           4,500        Nationwide Health Properties, Inc. .....................     189,000
           1,900        Real Estate Investment Trust of California .............      37,763
          18,800        Shurgard Storage Centers, Inc. .........................     507,600
                                                                                 -----------------
                                                                                      983,750
                                                                                 -----------------
                              RETAIL SALES - 1.51%
           7,300        Lowe's Companies .......................................     244,550
           5,500        Fred Meyer, Inc. .......................................     123,750
                                                                                 -----------------
                                                                                      368,300
                                                                                 -----------------
                                RAILROADS - 2.51%
           9,300        Union Pacific Corporation ..............................     613,800
                                                                                 -----------------
                              STEEL & IRON - 1.03%
          12,100        Worthington Industries .................................     251,831
                                                                                 -----------------
                                 TOBACCO - 2.21%
           4,000        Phillip Morris Companies, Inc. .........................     362,000
           5,750        RJR Nabisco Holdings Corporation .......................     177,531
                                                                                 -----------------
                                                                                      539,531
                                                                                 -----------------
                       TRANSPORTATION & EQUIPMENT - 1.26%
          11,750        Expeditors International of  Washington, Inc. ..........     306,969
                                                                                 -----------------
                       UTILITIES-GAS AND ELECTRIC - 0.68%
           7,200        MCN Corporation ........................................     167,400
                                                                                 -----------------
                      UTILITIES-TELECOMMUNICATIONS - 5.79%
           9,250        A T & T Corporation ....................................     598,938
           6,800        GTE Corporation ........................................     299,200
          13,600        Lincoln Telecommunications Company .....................     287,300
           4,000        SBC Communications, Inc. ...............................     230,000
                                                                                 -----------------
                                                                                    1,415,438
                                                                                 -----------------
                        TOTAL COMMON STOCKS (cost $17,616,492) .................  22,880,444
                                                                                 -----------------
                       CONVERTIBLE PREFERRED STOCKS - 2.35%
                       COMPUTER SYSTEMS & SOFTWARE - 1.33%
           4,450        General Motors, Class E-Series C .......................      325,962
                                                                                 -----------------
                                INSURANCE - 1.02%
           4,150        Integon Corporation ....................................      249,000
                                                                                 -----------------
                        TOTAL CONVERTIBLE PREFERRED STOCKS (cost $495,737) .....      574,962
                                                                                 -----------------

         PRINCIPAL
          AMOUNT
       -------------
                                 REPURCHASE AGREEMENT - 1.08%
          263,000      Repurchase agreement with Goldman Sachs, collateralized
                       by a U.S. Treasury Note, in a joint trading account at
                       5.70%, dated 12/29/1995, due 01/02/1996 with a maturity
                       value of $263,167 (cost $263,000) ......................        263,000
                                                                                -----------------
                       TOTAL INVESTMENTS (cost $19,067,330)                         24,440,206
                       Other assets ($88,565) less liabilities ($80,611) ......          7,954
                                                                                -----------------
                        NET ASSETS ............................................    $24,448,160
                                                                                =================

* Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1995, of $5,372,876, based on aggregate cost of $19,067,330, was composed of gross appreciation of $5,526,287 for investments having an excess of value over cost and gross depreciation of $153,411 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $12,004,179 and $6,323,746, respectively, during the year ended December 31, 1995, including purchases and sales of U.S. government securities of $355,507 and
$251,920.

NORTHWEST PORTFOLIO

                                                                        MARKET
           SHARES                                                        VALUE
        -------------                                                --------------
                           COMMON STOCKS - 93.46%
                          AEROSPACE/DEFENSE - 8.04%
            5,950        Boeing Company ............................    $466,331
            3,425        Precision Castparts Corporation ...........     136,144
                                                                     --------------
                                                                         602,475
                                                                     --------------
                            BANK/FINANCE - 12.05%
              126        Horizon Financial Corporation .............       1,638
            1,100        Interwest Bancorp, Inc. ...................      22,412
            6,200        Safeco Corporation ........................     213,900
           16,618        US Bancorp ................................     558,780
            4,163        Washington Federal, Inc. ..................     106,677
                                                                     --------------
                                                                         903,407
                                                                     --------------
                              BEVERAGES - .83%
            2,400        Redhook Ale Brewery* ......................      62,400
                                                                     --------------
                    BUILDING AND FOREST PRODUCTS - 8.17%
              700        Boise Cascade Corporation .................      24,237
              500        Georgia- Pacific Corporation ..............      34,312
            1,900        Longview Fibre Company ....................      30,875
            4,900        Louisiana Pacific Corporation .............     118,825
              250        Pope and Talbot, Inc. .....................       3,312
            5,100        T.J. International, Inc. ..................      94,350
            3,700        Weyerhaeuser Company ......................     160,025
            2,600        Willamette Industries, Inc. ...............     146,250
                                                                     ---------------
                                                                         612,186
                                                                     ---------------
                                CHEMICALS - .20%
              600        Penwest Ltd. ..............................      14,850
                                                                     ---------------
                   COMPUTER SYSTEMS AND SOFTWARE - 11.43%
           12,200        Mentor Graphics Corporation* ..............     222,650
            5,750        Microsoft Corporation* ....................     504,563
            8,950        Sequent Computer Systems, Inc.* ...........     129,775
                                                                     ---------------
                                                                         856,988
                                                                     ---------------
                          CONSUMER NON-DURABLES - 5.67%
            6,100        Nike, Inc., Class B .......................     424,712
                                                                     ---------------

                           ELECTRONICS/GENERAL - 7.68%
            2,400        Fluke Corporation .........................      90,600
            3,600        Itron, Inc.* ..............................     121,500
            2,300        Merix Corporation* ........................      69,000
            6,000        Textronix, Inc. ...........................     294,750
                                                                     ---------------
                                                                         575,850
                                                                     ---------------
                       ELECTRONICS/SEMICONDUCTORS - 5.32%
           11,000        Adaptive Solutions, Inc.* .................      59,125
            3,400        Electro Scientific Industries* ............      99,450
            4,800        Lattice Semiconductor Corporation* ........     156,600
            2,100        Micron Technology, Inc. ...................      83,212
                                                                     ---------------
                                                                         398,387
                                                                     ---------------
                            HEALTH & MEDICAL - 4.30%
            4,100        Advanced Technology Laboratories, Inc.* ...     100,450
            3,700        ICOS Corporation* .........................      27,288
            5,700        Immunex Corporation* ......................      94,050
            3,500        Spacelabs Medical, Inc.* ..................     100,625
                                                                     ---------------
                                                                         322,413
                                                                     ---------------
                      INDUSTRIAL PRODUCTS/SERVICES - 1.16%
            5,700        Flow International Corporation* ...........      53,438
            2,400        Oregon Steel Mills, Inc. ..................      33,600
                                                                     ---------------
                                                                          87,038
                                                                     ---------------
                                  MINING - .97%
            2,700        Coeur D'Alene Mines Corporation ...........      46,238
            3,800        Hecla Mining Company* .....................      26,125
                                                                     ---------------
                                                                          72,363
                                                                     ---------------
                             RETAIL SALES - 17.12%
           14,600        Albertson's, Inc. .........................     479,975
            8,100        Fred Meyer, Inc.* .........................     182,250
            5,400        Nordstrom, Inc. ...........................     218,700
           12,400        Price/Costco, Inc.* .......................     189,100
            3,765        Quality Food Centers, Inc. ................      82,830
            6,200        Starbucks Corporation* ....................     130,200
                                                                     ---------------
                                                                       1,283,055
                                                                     ---------------
                       TRANSPORTATION & EQUIPMENT - 7.90%
            8,050        Airborne Freight Corporation ..............     214,331
            7,000        Alaska Air Group, Inc.* ...................     113,750
            8,200        Expeditors International of Washington, Inc.    214,225
            1,190        PACCAR, Inc. ..............................      50,129
                                                                     ---------------
                                                                         592,435
                                                                     ---------------
                       UTILITIES - GAS & ELECTRIC - 1.24%
              750        Montana Power Company .....................      16,969
            1,000        Portland General Corporation ..............      29,125
            1,350        Puget Sound Power & Light Company .........      31,388
              900        Washington Water Power Company ............      15,750
                                                                     ---------------
                                                                          93,232
                                                                     ---------------
                     UTILITIES - TELECOMMUNICATIONS - 1.38%
            2,900        US West Communications Group ..............     103,675
                                                                     ---------------

                         TOTAL COMMON STOCKS (cost $5,612,009) .....   7,005,466
                                                                     ---------------


            PRINCIPAL                                                             MARKET
             AMOUNT                                                               VALUE
          -------------                                                         ---------------
                              REPURCHASE AGREEMENT - 7.06%

          529,000        Repurchase agreement with Goldman Sachs,
                         collateralized by a U.S. Treasury Note, in a joint
                         trading account at 5.70%, dated  12/29/1995, due
                         01/02/1996 with a maturity value of $529,335
                         (cost $529,000) ......................................    529,000
                                                                                ---------------
                         TOTAL INVESTMENTS (cost $6,141,009)                     7,534,466
                         Other Assets ($22,364) less liabilities ($61,517) ..      (39,153)
                                                                                ---------------
                         NET ASSETS .........................................   $7,495,313
                                                                                ===============

*Non-income producing security.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1995 of $1,393,457 based on aggregate cost of $6,141,009 was composed of gross appreciation of $1,669,782 for investments having an excess of value over cost and gross depreciation of $276,325 for investments having an excess of cost over value.  As of December 31, 1995, the Fund had unused capital loss carryovers of $136,750 for federal tax purposes which may be applied against gains realized in future years.  If not applied, the carryovers will expire by 2003.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $1,881,354 and $624,335 respectively, during the year ended December 31, 1995.

INCOME PORTFOLIO

            PRINCIPAL                                                                MARKET
             AMOUNT                                                                  VALUE
          -------------                                                         ----------------
                       U.S. TREASURY OBLIGATIONS - 42.56%
          $  200,000      U.S. Treasury Note, 7.875%, due 08/15/2001 ..........  $  223,688
             500,000      U.S. Treasury Note, 7.25%, due 11/30/1996 ...........     508,907
             100,000      U.S. Treasury Note, 7.125%, due 02/29/2000 ..........     106,531
             250,000      U.S. Treasury Note, 6.375%, due 08/15/2002 ..........     262,734
           1,250,000      U.S. Treasury Note, 5.875%, due 02/15/2004 ..........   1,275,781
           1,000,000      U.S. Treasury Note, 5.75%, due 08/15/2003 ...........   1,012,500
             150,000      U.S. Treasury Note, 4.00%, due 01/31/1996 ...........     149,953
             200,000      U.S. Treasury Bond, 7.50%, due 11/15/2024 ...........     240,313
           1,000,000      U.S. Treasury Bond, 7.25%, due 05/15/2016 ...........   1,142,187
             450,000      U.S. Treasury Bond, 7.25%, due 08/15/2022 ...........     521,156
           1,000,000      U.S. Treasury Bond, 6.25%, due 08/15/2023 ...........   1,028,125
                                                                                ---------------

                          TOTAL U.S. TREASURY OBLIGATIONS( cost $6,064,410) ...   6,471,875
                                                                                ---------------
                      MORTGAGE - BACKED SECURITIES - 12.10%

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - .09%
              13,601      9.00%, due 10/01/2004 ...............................      14,324
                                                                                ---------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.23%
             409,309      9.00%, due 05/15/2009 ...............................     433,996
              32,174      8.50%, due 03/15/2022 ...............................      33,803
             168,378      8.00%, due 06/15/2022 ...............................     175,535
             476,697      7.50%, due 06/01/2024 ...............................     490,701
             416,705      7.00%, due 07/15/2023 ...............................     422,045
                                                                                ---------------
                                                                                  1,556,080
                                                                                ---------------
                   COLLATERALIZED MORTGAGE OBLIGATIONS - 1.78%
             255,000      Federal Home Loan  Mortgage Corporation, 7.50%, due
                          07/15/2020 ..........................................     261,704
               4,370      MDC Funding, 8.20%, due 11/20/2017 ..................       4,402
               3,980      Shearson Lehman, 8.75%, due 08/27/2017 ..............       4,014
                                                                                ---------------
                                                                                    270,120
                                                                                ---------------
                          TOTAL MORTGAGE-BACKED SECURITIES (cost $1,801,803) ..   1,840,524
                                                                                ---------------
                            CORPORATE BONDS - 34.16%
                    NON-CONVERTIBLE CORPORATE BONDS - 33.22%

                            AEROSPACE/DEFENSE - 1.67%
             200,000      Boeing Company, 8.75%, due 08/15/2021 ............... $   253,874
                                                                                ---------------
                                 BANKING - 2.81%
             195,000      Bank of New York, 7.875%, due 11/15/2002 ............     214,378
             200,000      Mercantile Bank, 7.625%, due 10/15/2002 .............     212,876
                                                                                ---------------
                                                                                    427,254
                                                                                ---------------
                             BROADCAST/MEDIA - 2.70%
             200,000      Time Warner, Inc., 9.15%, due 02/01/2023 ............     228,062
             200,000      Westinghouse Corporation, 7.875%, due 09/01/2023 ....     182,416
                                                                                ---------------
                                                                                    410,478
                                                                                ---------------
                                 FINANCE - 7.39%
             200,000      Associates Corporation Senior Notes, 8.80%,
                          due 08/01/1998 ......................................     215,315
             150,000      Avco Financial Services, 8.85%, due 02/01/1996 ......     150,373
             175,000      Beneficial Corporation, 9.125%, due 02/15/1998 ......     187,220
             100,000      General Motors Acceptance Corporation, 7.75%,
                          due 01/15/1999 ......................................     105,618
             200,000      Kemper Corp., 6.875%, due, 09/15/2003 ...............     206,045
             250,000      Morgan Stanley, 6.75, due, 03/04/2003 ...............     258,396
                                                                                ---------------
                                                                                  1,122,967
                                                                                ---------------
                            HEALTH & MEDICAL - 2.53%
             150,000      American Home Products, 7.25%, due 03/01/2023 .......     161,528
             250,000      American Medical International, 0%, due 08/12/1997 ..     223,237
                                                                                    384,765
                                                                                ---------------

                                INSURANCE - 1.36%
             200,000      Integon Corporation, 8.00%, due 08/15/1999 ..........     206,637
                                                                                ---------------
                                MACHINERY -1.53%
             200,000      Caterpillar Corporation, 9.375%, due 07/15/2001 .....     233,110
                                                                                ---------------
                                OIL & GAS - 4.52%
             165,000      British Petroleum, 9.875%, due 03/15/2004 ...........     206,646
             200,000      Burlington Resources, 7.15%, due 05/01/1999 .........     208,555
             200,000      Coastal Corporation, 10.75%, due 10/01/2010 .........     272,547
                                                                                ---------------
                                                                                    687,748
                                                                                ---------------
                             TRANSPORTATION - 1.20%
             150,000      Burlington Northern, 8.75%, due 02/25/2022 ..........     181,916
                                                                                ---------------
                      UTILITIES - GAS & ELECTRIC - 7.51%
             150,000      Commonwealth Edison, 9.375%, due 02/15/2000 ......... $   167,251
             150,000      Consumers Power,  8.75%, due 02/15/1998 .............     157,544
             150,000      Niagara Mohawk Power, 9.50%, due 06/01/2000 .........     154,111
             150,000      Portland General Electric, 8.88%, due 08/12/1999 ....     164,885
             150,000      Public Service Electric & Gas 8.875%, due 06/01/2003.     172,764
             150,000      Public Service Company of New Hampshire, 9.17%,
                          due 05/15/1998 ................................... ..     159,366
             150,000      Texas Utilities Electric, 9.50%, due 08/01/1999 .....     166,602
                                                                                ---------------
                                                                                  1,142,523
                                                                                ---------------
                          TOTAL NON-CONVERTIBLE CORPORATE BONDS
                          (cost $4,780,353) ...................................   5,051,272


           PRINCIPAL                                                                MARKET
            AMOUNT                                                                  VALUE
        ---------------                                                         ---------------

                       CONVERTIBLE CORPORATE BOND - 0.94%

                              RETAIL SALES - 0.94%
             150,000     Costco Wholesale Corporation, 5.75%, due 05/15/2002
                         (cost $140,948) ......................................     143,437
                                                                                ---------------

                         TOTAL CORPORATE BONDS (cost $4,921,302) ..............   5,194,709
                                                                                ---------------

                     U.S. DOLLAR FOREIGN OBLIGATIONS - 1.86%
          $  150,000      Province of Alberta, 9.25%, due 04/01/2000 ..........     170,482
             100,000      Province of Manitoba, 9.625%, due 03/15/1999 ........     111,902
                                                                                ---------------
                          TOTAL U.S. DOLLAR FOREIGN OBLIGATIONS (cost $256,845)     282,384
                                                                                ---------------


           SHARES
       ---------------
                                      PREFERRED STOCK - 0.39%
               1,000      Integon Corp (cost $59,320)..........................      60,000
                                                                                ---------------

           PRINCIPAL
            AMOUNT
       ---------------
                          REPURCHASE AGREEMENT - 7.27%
          $1,105,000      Repurchase agreement with Goldman Sachs,collateralized
                          by a U.S. Treasury Note in a joint trading account at
                          5.70%, dated 12/29/1995, due 01/02/1996 with a maturity
                          value of $1,105,700 (cost $1,105,000)................   1,105,000
                                                                                ---------------
                          TOTAL INVESTMENTS (cost $14,208,679) ................  14,954,492
                          Other assets ($322,808) less liabilities ($71,702) ..     251,106
                                                                                ---------------
                          NET ASSETS .......................................... $15,205,598
                                                                                ---------------

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1995 of $745,813  based on aggregate cost of $14,208,679, was composed of gross appreciation of $785,331 for investments having an excess of value over cost and gross depreciation of $39,518 for investments having an excess of cost over value.  As of December 31, 1995, the Fund had unused capital loss carryovers of $133,428 for federal tax purposes which may be applied against gains realized in future years.  If not applied, the carryovers will expire by 2003.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $3,799,881 and $1,568,597, respectively, during the year ended December 31, 1995, including purchases and sales of U.S. government securities of $3,226,883 and $206,624, respectively.  Principal repayments of mortgage-backed securities aggregated $121,955.

                                  MONEY MARKET
                                   PORTFOLIO


     PRINCIPAL                                                                          MARKET
      AMOUNT                                                                            VALUE
   ------------                                                                     --------------
                           U.S. TREASURY BILL - 8.89%

     $ 20,000    U.S. Treasury Bill, 4.96%, due 05/02/1996 (cost $19,664) ........      19,664
                                                                                    --------------
                    GOVERNMENTAL AGENCY OBLIGATIONS - 87.76%
       25,000    Federal Agricultural Mortgage Assoc. Discount Note, 5.60%,
                 due 01/02/1996 ..................................................      24,996
      120,000    Federal Farm Credit Bank Discount Note, 5.55%, due 02/02/1996 ...     119,408
       30,000    Federal Home Loan Mortgage Corp. Discount Note, 5.50%,
                 due 02/26/1996 ..................................................      29,743
       20,000    Federal National Mortgage Assoc. Discount Note, 5.55%,
                 due 01/05/1996 ..................................................      19,988
                                                                                    --------------
                 TOTAL GOVERNMENTAL AGENCY OBLIGATIONS (cost $194,135) ...........     194,135
                                                                                    --------------
                 TOTAL INVESTMENTS (cost $213,799) ...............................     213,799
                 Other assets ($10,292) less liabilities ($2,874) ................       7,418
                                                                                    --------------
                 NET ASSETS ...................................................... $   221,217
                                                                                    ==============

OTHER INFORMATION:
Purchases and maturities of investment securities, all of which were U.S. government securities, aggregated $1,826,089 and
$1,837,464, respectively, during the year ending December 31, 1995.

INDEPENDENT PUBLIC ACCOUNTANTS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
COMPOSITE DEFERRED SERIES, INC.

     We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Composite Deferred Series (comprising, respectively, the Growth, Northwest, Income, and Money Market Portfolios) as of December 31, 1995, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1995 and 1994. For the Growth , Income, and Money Market Portfolios we have audited the financial highlights for each of the five years in the period ended December 31, 1995. For the Northwest Portfolio, we have audited the financial highlights for the years ended December 31, 1995 , 1994 and 1993. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Composite Deferred Series, Inc. as of December 31, 1995, and the results of their operations, the changes in their net assets, and their financial highlights for the above stated periods in conformity with generally accepted accounting principles.

LEMASTER & DANIELS, PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 19, 1996

COMPOSITE DEFERRED SERIES, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


                                                                                                                            MONEY
                                                                     GROWTH            NORTHWEST           INCOME          MARKET
                                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO       PORTFOLIO
                                                                ------------------ ------------------ ------------------ -----------
ASSETS

Investments at market (identified cost $19,067,330,
  $6,141,009, $14,208,679 and $213,799, respectively) ..........   $24,440,206         $7,534,466        $14,954,492      $213,799

Cash ...........................................................        19,600             10,231             69,776        10,278
Prepaid Expenses................................................         1,009                333                773            14
Receivable for:
  Interest .....................................................        13,621                251            252,009             -
  Dividends ....................................................        54,085              9,594                  -             -
  Sale of Fund's shares ........................................           250              1,955                250             -
                                                                ------------------ ------------------ ------------------ -----------
Total assets ...................................................    24,528,771          7,556,830         15,277,300       224,091
                                                                ================== ================== ================== ===========
LIABILITIES
Payable for:
  Investment securities purchased ..............................        67,772             54,661             59,320             -
  Accrued expenses and other payables ..........................        10,482              6,169             10,893         2,874
  Repurchase of Fund's shares ..................................         2,357                687              1,489             -
                                                                ------------------ ------------------ ------------------ -----------

Total liabilities ..............................................        80,611             61,517             71,702         2,874
                                                                ------------------ ------------------ ------------------ -----------

NET ASSETS .....................................................   $24,448,160         $7,495,313        $15,205,598      $221,217
                                                                ================== ================== ================== ===========

COMPOSITION OF NET ASSETS
Additional paid-in capital .....................................   $19,079,550         $6,238,606        $14,593,213      $221,217
Undistributed net investment income ............................         2,577                  -                  -             -
Accumulated net realized loss ..................................        (6,843)         (136,750)           (133,428)            -
Net unrealized appreciation of investments .....................     5,372,876          1,393,457            745,813             -
                                                                ------------------ ------------------ ------------------ -----------
                                                                   $24,448,160         $7,495,313        $15,205,598      $221,217
                                                                ================== ================== ================== ===========
NET ASSET VALUE
  Net asset value per share for 1,208,890,  499,904,
  1,207,536,  and 221,217 shares outstanding,
  respectively .................................................        $20.22             $14.99             $12.59         $1.00
                                                                ================== ================== ================== ===========

See accompanying notes to the financial statements.

COMPOSITE DEFERRED SERIES, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                     GROWTH           NORTHWEST          INCOME        MONEY MARKET
                                                                    PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                ------------------ ----------------- ----------------- -------------
INVESTMENT INCOME
Income:
Interest .......................................................     $63,786            $9,810          $953,376          $12,061
  Dividends ....................................................     423,199            81,827                 -                -
                                                                ------------------ ----------------- ----------------- -------------
Total income ...................................................     486,985            91,637           953,376           12,061
                                                                ------------------ ----------------- ----------------- -------------
Expenses:
   Management fees .............................................      90,132            29,906            64,637            1,097
   Directors' fees .............................................       8,486             8,486             8,386            8,386
   Postage, printing and office expense ........................       9,725             8,325            12,693            1,724
   Custodial fees ..............................................       9,171             4,295             5,418              802
   Auditing and legal fees .....................................       6,932             1,984             5,058            1,258
   Registration and filing fees ................................       2,121               769             1,192               92
   Insurance ...................................................         331                97               262                6
   Expense reimbursement .......................................           -                 -                 -           (3,394)
                                                                ------------------ ----------------- ----------------- -------------

Total expenses .................................................     126,898            53,862            97,646            9,971

Fees paid indirectly ...........................................      (2,649)           (2,477)             (605)            (454)
                                                                ------------------ ----------------- ----------------- -------------
Net expenses ...................................................     124,249            51,385            97,041            9,517
                                                                ------------------ ----------------- ----------------- -------------
Net investment income ..........................................     362,736            40,252           856,335            2,544
                                                                ------------------ ----------------- ----------------- -------------

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized  gain (loss) from investment transactions .............     441,257            (8,707)          (49,342)              12
Unrealized appreciation of investments during the year .........   4,414,288         1,309,785         1,529,737                -
                                                                ------------------ ----------------- ----------------- -------------
Net realized and unrealized gain on investments ................   4,855,545         1,301,078         1,480,395               12
                                                                ------------------ ----------------- ----------------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........  $5,218,281        $1,341,330        $2,336,730           $2,556
                                                                ================== ================= ================= =============

See accompanying notes to the financial statements.

COMPOSITE DEFERRED SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS



                                                    GROWTH PORTFOLIO                          NORTHWEST PORTFOLIO
                                             -------------------------------------   ------------------------------------

                                                  Years ended December 31,                  Years ended December 31,
                                             -------------------------------------   ------------------------------------
                                                   1995                1994                1995               1994
                                             ------------------  -----------------   -----------------  -----------------
OPERATIONS
Net investment income .......................    $362,736           $264,291             $40,252            $28,558

Realized gain (loss) from investment
transactions ................................     441,257            113,710             (8,707)           (128,043)

Unrealized appreciation (depreciation)
  of investments during the year ............   4,414,288            (83,368)           1,309,785             16,642
                                              ------------------  -----------------   -----------------  -----------------

Net increase (decrease) in net assets
  resulting from operations .................   5,218,281             294,633           1,341,330            (82,843)


DIVIDENDS TO SHAREHOLDERS
  From net investment income ................    (360,327)           (267,604)            (41,043)           (28,056)
  From net capital gains from
    investment transactions .................    (448,100)           (113,710)                  -             (1,543)

NET CAPITAL SHARE
TRANSACTIONS ................................   5,843,803           3,041,942           1,547,792          2,073,984
                                              ------------------  -----------------   -----------------  -----------------
Total increase in net assets ................  10,253,657           2,955,261           2,848,079          1,961,542

NET ASSETS
Beginning of the year .......................  14,194,503          11,239,242           4,647,234          2,685,692
                                              ------------------  -----------------   -----------------  -----------------

End of the year ............................  $24,448,160         $14,194,503          $7,495,313         $4,647,234
                                              ==================  =================   =================  =================
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR ......................       $2,577                $168          $        -               $791
                                              ==================  =================   =================  =================

See accompanying notes to the financial statements.

COMPOSITE DEFERRED SERIES, INC.
STATEMENT OF CHANGES IN NET ASSETS



                                                       INCOME PORTFOLIO                     MONEY MARKET PORTFOLIO
                                             -------------------------------------  -------------------------------------

                                                      Years Ended December 31,              Years ended December 31,
                                              -------------------------------------  -------------------------------------
                                                    1995               1994                1995                1994
                                              -----------------  ------------------  -----------------   -----------------
OPERATIONS
Net investment income .......................     $856,335            $704,261            $2,544               $857

Realized gain (loss) from investment
transactions ................................      (49,342)            (65,570)               12                  -

Unrealized appreciation (depreciation)
  of investments during the year ............    1,529,737          (1,121,284)                -                  -
                                              -----------------  ------------------  -----------------   -----------------

Net increase (decrease) in net assets
  resulting from operations .................    2,336,730            (482,593)            2,556                 857


DIVIDENDS TO SHAREHOLDERS
  From net investment income ................     (856,335)           (704,261)           (2,544)               (857)
  From net capital gains from
    investment transactions .................            -                   -               (12)                  -

NET CAPITAL SHARE
TRANSACTIONS ................................    2,883,031           2,915,753             2,544                 857
                                              -----------------  ------------------  -----------------   -----------------
Total increase in net assets ................    4,363,426           1,728,899             2,544                 857

NET ASSETS
Beginning of the year .......................   10,842,172           9,113,273           218,673             217,816
                                              -----------------  ------------------  -----------------   -----------------

End of the year ............................   $15,205,598         $10,842,172          $221,217            $218,673
                                              =================  ==================  =================   =================
UNDISTRIBUTED NET INVESTMENT
INCOME AT END OF YEAR ......................   $         -         $         -       $         -         $         -
                                              =================  ==================  =================   =================

See accompanying notes to the financial statements.

FINANCIAL HIGHLIGHTS

GROWTH PORTFOLIO:


                                                                                           YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------------
                                                       1995                1994              1993                1992          1991
                                                 ------------------  ----------------- ------------------ -----------------  -------

NET  ASSET VALUE, BEGINNING OF YEAR .........       $15.70             $15.71             $15.26             $14.28        $11.82
                                                 ------------------  ----------------- ------------------ -----------------  -------

  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .....................         0.35               0.31               0.29               0.36          0.36
  Net Gains on Securities (both realized and
    unrealized) .............................         4.90               0.12               0.84               1.13          2.66
                                                 ------------------  ----------------- ------------------ -----------------  -------
    Total From Investment Operations ........         5.25               0.43               1.13               1.49          3.02
                                                 ------------------  ----------------- ------------------ -----------------  -------

  LESS DISTRIBUTIONS
  Dividends(from net investment income) .....        (0.35)             (0.31)             (0.28)             (0.36)        (0.35)
  Distributions (from capital gains) ........        (0.38)             (0.13)             (0.40)             (0.15)        (0.21)
                                                 ------------------  ----------------- ------------------ -----------------  -------
    Total Distributions .....................        (0.73)             (0.44)             (0.68)             (0.51)        (0.56)
                                                 ------------------  ----------------- ------------------ -----------------  -------

NET  ASSET VALUE, END OF YEAR ...............       $20.22             $15.70             $15.71             $15.26        $14.28
                                                 ==================  ================= ================== =================  =======
TOTAL RETURN (1) ............................        33.70%              2.72%              7.58%             10.56%        25.91%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($1,000's) ........       $24,448            $14,195             $11,239            $7,455        $4,116
  Ratio of Expenses to Average Net Assets (2)         0.70%              0.68%              0.76%              0.87%         1.16%
  Ratio of Net Income to Average Net Assets .         2.01%              1.97%              1.96%              2.51%         2.77%
  Portfolio Turnover Rate (3) ...............           36%                25%                38%                13%           23%

(1)  Total return does not reflect sales charge or separate account expenses.
(2)  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange Commission Release
     No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(3)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

FINANCIAL HIGHLIGHTS

NORTHWEST PORTFOLIO:

                                                                                                    JANUARY 4, 1993
                                                                                                         TO
                                                                                                    DECEMBER 31,
                                                                  YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------
                                                            1995                   1994               1993 (4)
                                                      ------------------     -----------------    ------------------

NET  ASSET VALUE, BEGINNING OF PERIOD ...............      $11.97                $12.19                $12.00
                                                      ------------------     -----------------    ------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .............................        0.09                  0.08                  0.16
  Net Gains or Losses on Securities (both
    realized and unrealized .........................        3.02                 (0.21)                 0.19
                                                      ------------------     -----------------    ------------------
    Total From Investment Operations ................        3.11                 (0.13)                 0.35
                                                      ------------------     -----------------    ------------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) .............       (0.09)                (0.08)                (0.16)
  Distributions (from capital gains) ................        0.00                 (0.01)                 0.00
                                                      ------------------     -----------------    ------------------
    Total Distributions .............................       (0.09)                (0.09)                (0.16)
                                                      ------------------     -----------------    ------------------
NET  ASSET VALUE, END OF PERIOD .....................      $14.99                $11.97                $12.19
                                                      ==================     =================    ==================
TOTAL RETURN (1) ....................................       26.03%                -1.12%                 2.95%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period ($1,000's) ..............      $7,495                $4,647                $2,686
  Ratio of Expenses to Average Net Assets (2) .......        0.90%                 0.87%                 0.00% (5)
  Ratio of Net Income to Average Net Assets .........        0.67%                 0.76%                 1.61% (5)
  Portfolio Turnover Rate (3) .......................          11%                   17%                    0% (5)

(1)  Total return does not reflect sales charge or separate account expenses.  Returns of less than one year are not annualized.
(2)  Management fees were waived and all expenses were absorbed by WM Life Insurance Company, the sole shareholder, through
     December 31, 1993.  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange
     Commission Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(3)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(4)  From commencement of operations.  See Note 1.
(5)  Annualized.

FINANCIAL HIGHLIGHTS

INCOME PORTFOLIO:


                                                                         YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------
                                                         1995       1994        1993        1992         1991
                                                      ----------  ---------  ----------  -----------  ------------

NET  ASSET VALUE, BEGINNING OF YEAR .................   $11.22     $12.57      $12.22      $12.27       $11.44
                                                      ----------  ---------  ----------  -----------  ------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .............................     0.79       0.79        0.85        0.86         0.91
  Net Gains or Losses on Securities (both
    realized and unrealized) ........................     1.37      (1.35)       0.35       (0.05)        0.83
                                                      ----------  ---------  ----------  -----------  ------------
  Total From Investment Operations ..................     2.16      (0.56)       1.20        0.81         1.74
                                                      ----------  ---------  ----------  -----------  ------------
  LESS DISTRIBUTIONS
  Dividends(from net investment income) .............    (0.79)     (0.79)      (0.85)      (0.86)       (0.91)
                                                      ----------  ---------  ----------  -----------  ------------
NET  ASSET VALUE, END OF YEAR .......................   $12.59     $11.22      $12.57      $12.22       $12.27
                                                      ==========  =========  ==========  ===========  ============
TOTAL RETURN (1) ....................................    19.86%     -4.48%      10.02%       6.91%       15.90%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($1,000's) ................  $15,206    $10,842      $9,113      $6,165       $4,407
  Ratio of Expenses to Average Net Assets (2) .......     0.76%      0.74%       0.86%       0.88%        0.98%
  Ratio of Net Income to Average Net Assets .........     6.62%      6.79%       6.75%       7.12%        7.78%
  Portfolio Turnover Rate (3) .......................       14%        15%         29%         37%          66%

(1)  Total return does not reflect sales charge or separate account expenses.
(2)  The ratio of expenses for 1995 is based upon total expenses in accordance with Securities and Exchange Commission
     Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.
(3)  A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities
     (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO:


                                                                                        YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------------
                                                            1995               1994             1993              1992         1991
                                                      ------------------ ----------------- ----------------- ---------------- ------

NET  ASSET VALUE, BEGINNING OF YEAR .................       $1.00             $1.00             $1.00            $1.00        $1.00
                                                      ------------------ ----------------- ----------------- ---------------- ------

  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income .............................        0.01              0.00              0.00            (0.00)        0.06
                                                      ------------------ ----------------- ----------------- ---------------- ------

  LESS DISTRIBUTIONS
  Dividends(from net investment income) .............       (0.01)             0.00              0.00             0.00        (0.06)
                                                      ------------------ ----------------- ----------------- ---------------- ------

NET  ASSET VALUE, END OF YEAR .......................       $1.00             $1.00             $1.00            $1.00        $1.00
                                                      ================== ================= ================= ================ ======

TOTAL RETURN (1) ....................................        1.16%             0.00%             0.00%           -0.25%        5.92%

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year ($1,000's) ................        $221              $219              $218             $218        $586
  Ratio of Expenses to Average Net Assets (2) .......        4.54%             3.65%             2.87%            2.82%        0.00%
  Ratio of Net Income to Average Net Assets .........        1.16%             0.39%             0.00%            0.82%        5.77%

(1) Total return does not reflect sales charge or separate account expenses.
(2) The Investment Adviser waived its management fee from inception of the Portfolio through June 30, 1994; and other expenses were reimbursed to the Portfolio by WM Life Insurance Company (WMLIC) from inception of the Portfolio through February 29, 1992.
    Expenses, including the waived managment fee, in excess of revenues were reimbursed to the Portfolio by WMLIC during the period
    January 1, 1993 through December 31, 1995. The ratio of expenses for 1995 is based upon total expenses in accordance with
    Securities and Exchange Commission Release No. FR 46 effective September 1, 1995.  Ratios for prior periods were calculated based on net expenses and have not been restated.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES

     Composite Deferred Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of four separate portfolios which are designed to meet a variety of investment objectives. The Growth and Income Portfolios are diversified and the Money Market and Northwest Portfolios are non diversified.
     WM Life Insurance Company ("WMLIC"), an affiliate of the investment adviser, is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "contracts"), also known as the Composite Variable Annuity, issued by WMLIC. Contract owners have the right to instruct WMLIC how to vote Fund shares attributable to their contracts.
     Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by the Fund in the preparation of its financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Board of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange (or reported on the National Association of Securities Dealers Automated Quotation [NASDAQ] National Market System) or securities traded over-the-counter, transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities in the Money Market Portfolio and investment securities with less than 60 days to maturity when purchased in the Growth, Income and Northwest Portfolios are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Directors.
b. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
c. Dividends to the shareholder of the Growth and Northwest Portfolios are calculated and paid quarterly. The Income Portfolio accrues shareholder dividends daily and pays such dividends monthly. Any capital gains are paid annually. The Money Market Portfolio calculates and pays dividends to its shareholder daily (dividends are not earned on the day of purchase but are earned on the day of withdrawal).
d. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). Realized gain or loss from security transactions and the change in unrealized appreciation or depreciation are determined on the basis of identified cost.
e. The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income tax is required. Income dividends and capital gain distributions are determined with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for deferral of wash sales.
f. In accordance with Securities and Exchange Commission Release No. FR. 46 effective September 1, 1995, custodian fees have been increased by $2,649, $2,477, $605 and $454 for the Growth, Northwest, Income and Money Market Portfolios, respectively. Such amounts relate to "expense offset arrangements." The Fund could have otherwise employed the assets to produce income if it had not entered into such arrangements. In accordance with the regulations, such amounts are added to custodian fees actually incurred to arrive at gross custodian fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodian fees.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     The amounts of fees and expenses described below are shown on each Portfolio's statement of operations.
     Management fees were paid by each Portfolio to Composite Research & Management Co., the investment adviser. Fees are based upon an annual rate of 0.50% on average daily net assets as computed daily. For the Money Market Portfolio, the investment adviser waived its management fee of $1,097 for the year ended December 31, 1995.
     Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Fund other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
     WMLIC, the sole shareholder, reimbursed the Money Market Portfolio for a portion of the other expenses. During the year ended December 31, 1995, WMLIC reimbursed the Money Market Portfolio $2,297.

NOTE 3 - CAPITAL STOCK

At December 31, 1995, there were 10 billion shares of no par value capital stock authorized.  Transactions in capital stock were as follows:



                                                          GROWTH PORTFOLIO                         NORTHWEST PORTFOLIO
                                             ---------------------------------------------    ---------------------------------
                                                       Years ended December 31,                   Years Ended December 31,
                                                       ------------------------                   ------------------------
                                                   1995                         1994              1995               1994
                                             -----------------             ---------------    --------------     --------------
SHARES
Sold                                             400,628                       298,482           156,526            208,140
Issued for reinvestment of
  dividends and capital gains .............       41,600                        24,096             2,896              2,331
                                             -----------------             ---------------    --------------     --------------
                                                 442,228                       322,578           159,422            210,471
Reacquired ................................     (137,392)                     (134,063)          (47,873)           (42,389)
                                             -----------------             ---------------    --------------     --------------
                                                 304,836                       188,515           111,549            168,082
                                             =================             ===============    ==============     ==============
AMOUNT
Sold ......................................   $7,442,085                    $4,756,061        $2,152,588         $2,554,986
Issued for reinvestment of
  dividends and capital gains .............      808,427                       381,314            41,043             29,600
                                             -----------------             ---------------    --------------     --------------
                                               8,250,512                     5,137,375         2,193,631          2,584,586
Reacquired ................................   (2,406,709)                   (2,095,433)         (645,839)          (510,602)
                                             -----------------             ---------------    --------------     --------------
Net increase ..............................   $5,843,803                    $3,041,942        $1,547,792         $2,073,984
                                             =================             ===============    ==============     ==============


                                                        INCOME PORTFOLIO                    MONEY MARKET PORTFOLIO
                                               ---------------------------------     -----------------------------------
                                                   Years ended December 31,               Years ended December 31,
                                                   ------------------------               ------------------------
                                                   1995               1994                1995                1994
                                               --------------     --------------     ---------------     ---------------
SHARES
Sold                                             373,491            371,388                   0                   0
Issued for reinvestment of
  dividends and capital gains ...............     71,224             60,183               2,544                 857
                                               --------------     --------------     ---------------     ---------------
                                                 444,715            431,571               2,544                 857
Reacquired ..................................   (203,756)          (189,983)                  0                   0
                                               --------------     --------------     ---------------     ---------------
Net increase ................................    240,959            241,588               2,544                 857
                                               ==============     ==============     ===============     ===============
AMOUNT
Sold ........................................  $4,456,949         $4,435,898                  $0                  $0
Issued for reinvestment of
  dividends and capital gains ...............     856,335            704,261               2,544                 857
                                               --------------     --------------     ---------------     ---------------
                                                5,313,284          5,140,159               2,544                 857
Reacquired ..................................  (2,430,253)        (2,224,406)                  0                   0
                                               --------------     --------------     ---------------     ---------------
                                               $2,883,031         $2,915,753              $2,544                $857
                                               ==============     ==============     ===============     ===============

NOTE 4 - SHAREHOLDER MEETING RESULTS

  A special meeting of the Fund's shareholder (WMLIC) was held March 21, 1995. Each matter voted upon as instructed by Contract Owners, as well as the number of votes cast for, against or withheld, and abstained, are set forth below:

1.  The Fund's shareholder elected the following nine directors:

                              GROWTH PORTFOLIO                   NORTHWEST PORTFOLIO               INCOME PORTFOLIO
                        -------------------------------     -----------------------------    -----------------------------
                                            SHARES                              SHARES                           SHARES
                           SHARES         WITHHOLDING          SHARES         WITHHOLDING      SHARES          WITHHOLDING
                           VOTED           AUTHORITY           VOTED           AUTHORITY       VOTED            AUTHORITY
                           "FOR"            TO VOTE            "FOR"            TO VOTE        "FOR"             TO VOTE
                        -------------   ---------------     --------------   ------------    --------------   ------------

Wayne L. Attwood, MD ...  498,433            6,619            206,969              0           510,651            7,305
Kristianne Blake .......  499,197            5,855            206,969              0           516,034            1,922
Anne V. Farrell ........  499,197            5,855            205,102          1,867           516,034            1,922
Edwin J. McWilliams ....  497,225            7,827            206,969              0           516,034            1,922
Michael K. Murphy ......  499,197            5,855            205,102          1,867           516,034            1,922
William G. Papesh ......  499,197            5,855            206,969              0           516,034            1,922
Jay Rockey .............  499,197            5,855            206,969              0           515,701            2,255
Leland J. Sahlin .......  497,225            7,827            206,969              0           516,034            1,922
Richard C. Yancey ......  499,197            5,855            206,969              0           516,034            1,922

2. The Fund's shareholder ratified the selection by a majority of the independent members of the Fund's Board of Directors of LeMaster & Daniels, PLLC, as independent accountants for the Fund for the current year, subject to termination at any time without penalty.

                                   SHARES         SHARES
                                   VOTED          VOTED
                                   "FOR"         "AGAINST"        ABSTAINED
                                 ----------     -----------      -----------
Growth Portfolio ................  487,934          0              17,118
Northwest Portfolio .............  204,062          0               2,906
Income Portfolio ................  506,297        705              10,955


FOR FURTHER INFORMATION, PLEASE CONTACT:
FUND OFFICES
Composite Group of Funds
601 W. Main Avenue, Suite 801
Spokane, WA  99201-0613
Phone:  (509) 353-3550
Toll free:  (800) 543-8072

ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1220   Seattle, WA  98101-3015

DISTRIBUTOR
Murphey Favre, Inc.
1201 Third Avenue, Suite 780    Seattle, WA  98101-3015

CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street  Kansas City, MO  64105-1716

INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels, PLLC
601 W. Riverside, Suite 800    Spokane, WA  99201-0614

COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller
717 W. Sprague Avenue, Suite 1200  Spokane, WA  99204-0464

OFFICERS

PRESIDENT
   William G. Papesh
EXECUTIVE VICE PRESIDENT
   Kerry K. Killinger
VICE PRESIDENTS
   Gene G. Branson
   Douglas D. Springer
VICE PRESIDENT & TREASURER
   Monte D. Calvin
SECRETARY
   John T. West

BOARD OF DIRECTORS

CHAIRMAN
   Leland J. Sahlin
MEMBERS
   Wayne L. Attwood, M.D.
   Kristianne Blake
   Anne V. Farrell
   Edwin J. McWilliams
   Michael K. Murphy
   William G. Papesh
   Jay Rockey
   Richard C. Yancey

This report is submitted for the general information of Composite Variable Annuity owners. For more detailed information about the Fund, its officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


COMPOSITE

DEFERRED
SERIES,
INC.

ANNUAL REPORT

December 31, 1995


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